SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): May 10, 2004

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

2815 Scott Avenue St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 621-0699

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit Number	Description of Exhibits

99.1	Registrant's May 10, 2004 Press Release announcing its financial results for the first quarter of fiscal 2004.

99.2	Excerpts From Registrant's Conference Call Webcast on May 10, 2004 relating to first quarter fiscal 2004 financial results, business developments and future outlook.

Item 12.    Results of Operation and Financial Condition.

Press Release – Financial Results for First Quarter 2004
On May 10, 2004, a press release was issued regarding financial results of Bakers Footwear Group, Inc. (BKRS) for the first quarter of fiscal 2004. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Conference Call Webcast – Financial Results for First Quarter, Business Developments and Future Outlook
On May 10, 2004 at 10:00 a.m. Eastern Time, a live conference call was broadcasted via the internet at www.kcsa.com to discuss the financial results, business developments and future outlook of Bakers Footwear Group, Inc. for the first quarter of fiscal 2004. Excerpts from the transcript of this conference call are furnished with this Current Report on Form 8-K as Exhibit 99.2.

The press release and oral statements made via the conference call included non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Registrant believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. The text of the press release furnished with this Current Report as Exhibit 99.1 provides a reconciliation of the non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

In the press release and in oral statements made during the live broadcast, the company uses the following non-GAAP financial measures: net income in the first quarter of 2004 excluding a non-recurring gain of approximately $1.0 million from the recognition of deferred tax assets resulting from the company’s conversion to a C corporation from a subchapter S corporation at the beginning of fiscal 2004.

Management believes that presentation of the non-GAAP financial measures provide useful information to investors regarding the Registrant’s financial condition and results of operations for the following reasons: The non-recurring gain of approximately $1.0 million from the recognition of deferred tax assets resulting from the company’s conversion to a C corporation from a subchapter S corporation at the beginning of fiscal 2004 is not typical or the result of store operations. Management believes that it is useful for an investor for the Registrant to present the first quarter net income without this unusual gain in order to make comparisons to other periods more comparable with respect to the ongoing business of the Registrant.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)

Date: May 13, 2004	By:	/s/ Peter A. Edison
Peter A. Edison Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Registrant's May 10, 2004 Press Release announcing its financial results for the first quarter of fiscal 2004.

99.2	Excerpts From Registrant's Conference Call Webcast on May 10, 2004 relating to first quarter fiscal 2004 financial results, business developments and future outlook.

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